UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Evolv Technologies Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. EVOLV TECHNOLOGIES HOLDINGS, INC. 500 Totten Pond Road, 4th Floor Waltham, MA 02451 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 31, 2024 *Stockholders are cordially invited to attend the virtual Annual Meeting and vote online during the meeting. Dear Stockholder, The 2024 Annual Meeting of Stockholders of Evolv Technologies Holdings, Inc. will be held on May 31, 2024 at 10:00 a.m. (Eastern Time) at https://www.cstproxy.com/evolvtechnology/2024. (1) To elect Michael Ellenbogen, Peter George, and Rajan Naik as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; (2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) To approve an amendment to the Second Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the fullest extent permitted by the General Corporation Law of the State of Delaware; (4) To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; (5) To approve, on an advisory (non-binding) basis, the annual frequency of future advisory (non-binding) votes to approve the compensation of our named executive officers; and (6) To transact such other business as may properly come before the 2024 Annual Meeting or any continuation, adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” each nominee in Proposal 1, “FOR” Proposals 2, 3, and 4, and “1 YEAR” for Proposal 5. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting If you plan to attend the virtual online annual meeting, you will need your 12-digit control number to vote elec- tronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/ evolvtechnology/2024 Internet Voting Go to https://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Telephone Voting You can vote by telephone by calling 1-866-894-0536. Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/evolvtechnology/2024 CONTROL NUMBER EVOLV TECHNOLOGIES HOLDINGS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 187670 Evolve Tech Proxy Notice_REV3 - Front Mobile Voting On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

EVOLV TECHNOLOGIES HOLDINGS, INC. 500 Totten Pond Road, 4th Floor, Waltham, MA 02451 Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Stockholders to be Held On May 31, 2024 The following Proxy Materials are available for review at: https://www.cstproxy.com/evolvtechnology/2024 • the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 • the Company’s Notice and 2024 Proxy Statement • any amendments to the foregoing materials that may be required to be furnished to stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 17, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/evolvtechnology/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 187670 Evolve Tech Proxy Notice_REV3 - Back